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                                                                    EXHIBIT 10.7

                              ADDENDUM AGREEMENT
                                    BETWEEN
                      WASHINGTON HOSPITAL SERVICES, INC.
                                      AND
                            POINTSHARE CORPORATION

THIS ADDENDUM, executed this 3/rd/ day of June, 1999, modifies the Alliance Agreement between Washington Hospital Services, Inc. and Pointshare Corporation effective October 6, 1998 ("Original Agreement"). In the event that there shall be any inconsistency relating to the subject matter between any term or condition of this Addendum and any term or condition of the Original Agreement, the term or condition of the Addendum shall govern and control.

1.   The following new section is added to the Original Agreement as Section
     4(1):

     "1) Promotion outside Washington. The Washington State Hospital Association
         ----------------------------
     (WSHA) and Washington Hospital Services (WHS) agree to use their best efforts to assist Pointshare in launching the Member Services and other Pointshare services in states other than Washington. Such assistance shall include, but not limited to, out of state speaking engagements, being a reference, giving recommendations and providing a general endorsement, and introductions to keys persons in other state hospital associations and their for-profit affiliates."

2. The following new section is added to the Original Agreement as Section 5, and all subsequent Sections are re-numbered accordingly:

     "5. COLLABORATION ON HEALTH.NET INITIATIVE

     a)   Web Site Development. WHS and Pointshare will collaborate on the
          --------------------
          development and delivery of a Washington Health.Net web site as more fully described on Attachment D.

     b)   Governance Committee. WSHA/WHS and Pointshare will establish a joint
          --------------------
          goverance committee comprised of two management members from each of WHS and Pointshare to oversee the development and delivery of the Washington Health.Net web site. All actions by the Governance Committee are subject to the approval of the majority of the members, including any decision to give online content and transactional trading partner access to the Washington Health.Net web site. If the goverance committee is deadlocked on a decision, at Pointshare's discretion, the decision shall be tabled for a period of at least one year.

     c)   Advisory Committee. WSHA/WHS and Pointshare will establish an advisory
          ------------------
          committee comprised of one management member from each of WHS and Pointshare as well as other mutually agreed upon healthcare industry leaders to provide advice and recommendations on the development and services offered through the Washington Health.Net web site. The advisory committee's recommendations are advisory only and shall not be binding upon either party.

     d)   Private-Label Sites. Nothing herein shall be construed as precluding
          -------------------
          or restricting Pointshare from continuing to provide other portals to Pointshare content and services on a private-label basis."


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1.   Section 5(b) and (c) of the Original Agreement are hereby deleted and replaced in their entirety with the following sections 6(b), (c) and (d); the remainder of section 6 is renumbered accordingly:

"b) Revenue Sharing.
    ---------------

     1.   Definitions.
          -----------

     "Hospital Receipts" means revenues collected by Pointshare from hospitals located in Washington state for any services including but not limited to services for hospitals, physicians, MSOs, OP reference labs and other providers that are either owned by the hospital or for whom the hospital sponsors services. For purposes of this Agreement, "owned" shall mean control of at least 50% of the voting interests of an entity.

     "Government Receipts" means revenues collected by Pointshare from the specific government and non-government entities and agencies listed on Attachment F that are located or doing business in Washington State, and which relates to the activities of those entities and agencies in WA State, as such list is updated from time to time by mutual agreement of the parties; provided, however, revenues from the following entities or constituents shall not be included in Government Receipts: health insurance companies, health insurance third party administrators, physicians, home health agencies, suppliers or other organizations that provide health care directly to patients.

     "Non-Hospital Receipts" means all revenues collected by Pointshare from sources other than hospitals located in Washington State. These other sources consist primarily of physician revenue paid directly by physician groups.

     "Net Receipts" means receipts less charges for Third Party services. For example, if Pointshare or WHS collects $1,000 from subscribers for the MD Consult third party service, and MD Consult is, in turn, paid $800 for the use of the content by Pointshare, the Net Receipt is $200.

     "Pointshare-developed Applications" means those online services developed exclusively by Pointshare including but not limited to Multi-payer Eligibility Verification Service, ReferralPoint, ContactPoint, InfoPoint, Hospital Community Outreach services, Clinical Messaging and Pre-admit authorizations.

     "Third Party Services" means those online services provided by parties other than Pointshare and WHS including but not limited to CodeCorrect, QuadraMed and MD Consult that are accessed by Washington Health.Net subscribers from the Washington Heath.Net site.

     "WHS-developed Content" means those online services developed exclusively by WHS including but not limited to Washington Electronic Billing ("WEB") Services.

     2.   Revenues Sharing.
          ----------------

      (A) During the term of the Agreement, Pointshare shall pay WHS a fee equal to [***] of all Hospital Receipts and Government Receipts paid in connection with Pointshare-developed Applications. Pointshare is entitled to retain the balance of such Hospital Receipts and Government Receipts.

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     (B)  During the term of the Agreement, WHS shall pay Pointshare a fee equal to [***] of all Hospital Receipts, Government, and Non-Hospital Receipts paid in connection with WHS-developed Content. WHS is entitled to retain the balance of such Hospital Receipts, Government Receipts, and Non-Hospital Receipts received in connection with WHS-developed Content.

     (C) During the term of the Agreement, Pointshare shall pay WHS a fee equal to [***] and WHS shall pay Pointshare a fee equal to [***] of all net receipts from Hospital Receipts, Government Receipts, and Non-Hospital Receipts received by either party in connection with Third Party Services.

     (D) With the exception of WHS-developed Content, neither party will be obligated to pay the other party any fee in connection with Non-Hospital Receipts received by such party.

"c) Payments. Payments owed in connection with Section 6(b) above shall be
    --------
payable to the other party within thirty (30) days following receipt of the applicable Hospital Receipts.

"d) Warrant. In consideration of WSH and WSHA's collaboration and efforts
    -------
regarding Section 4(1), Promotion Outside Washington, Pointshare will grant
WHS, subject to Board approval, a warrant to purchase up to 5,000 shares of Pointshare's Common Stock at an exercise price equal to $0.250, or such price as is determined by Pointshare's Board of Directors to be the appropriate value for the company's common stock as of the date of the board approval. The warrant will have a term of five (5) years."

4. A new Section 7 is added to the Original Agreement as follows, and all subsequent Sections are re-numbered accordingly:

     "7.  Non-Compete.
          -----------

          Except with WHS prior written consent, Pointshare shall not market or sell any services in WA State that are directly competitive with the "WEB Services" currently offered by WHS as described more fully in Attachment E.

5. Section 6(b) of the Original Agreement (which after renumbering under this Addendum will be Section 8(b)) is amended to add the following phrase to the end of the last sentence in such Section:

     ";provided that annual Hospital Receipts and Government Receipts, in the aggregate of $1.0 million or more after the second anniversary of this Agreement shall be deemed satisfactory sales results by the parties."

6. Section 6(f) of the Original Agreement (which after renumbering under this Addendum will be Section 8(f)) is amended as follows:

     "f) Survival of Terms. The provisions of Sections 2, 8, 9, 13, 14, 15, and 16 of this Agreement, and all payment obligations accrued during the term of this Agreement, shall survive the expiration or termination of this Agreement for any reason. All other rights and obligations for the parties shall cease upon termination of this Agreement."

7.   A new Section 18 is added to the Original Agreement as follows:

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     "19. ASSIGNMENT

     Neither party may assign any of its rights or obligations under this Agreement to any other party without first obtaining the other party's written approval; provided, however, that either party may assign this Agreement to a successor entity pursuant to a merger, acquisition, asset sale or other corporate reorganization. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective permitted successors and assigns of the parties."

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the day and year above mentioned, intending to be legally bound.

For: WASHINGTON HOSPITAL SERVICES, INC.

By:        /s/ R. Menard
           --------------------------

Position:  President
           --------------------------

For: POINTSHARE CORPORATION

By:        /s/ Timothy Kilgallon
           --------------------------

Position:  CEO
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                                 Attachment D
                                 ------------

                             Washington Health.Net


1.   Washington Health.Net: WHS and Pointshare will collaborate on the
     ---------------------
     development and delivery of a Washington Health.Net web site that will be the default landing page available for all WA state hospitals, payers, and providers. This will be a subscription web site with secure network connections from Pointshare, WSHA, WA hospitals, providers, and payers. The site will include links to WSHA virtual communities and other content, a pre-packaged bundle of Pointshare online service channels including but not limited to multi-payer Eligibility, ContactPoint Electronic Healthcare Directory, InfoPoint, and Pointshare and other third party premium channels.

2.   Other Enterprise Landing Pages: The larger supernet (statewide healthcare
     ------------------------------
     network connecting physicians, hospitals, health plans and other participants) is a collection of many subnets securely linked to Pointshare today. Pointhshare will continue to provide other portals to the same Pointshare content also available on Washington Health.net when clients want their own private-labeled site for a landing page. Examples include Providence Health Systems, Inland Northwest Health Services (INHS), Cascade Healthcare Alliance, Evergreen Community Health, the WA State Academy of Family Practice, and others.

3.   WEB Services. Pointshare and WHS will work together to evaluate
     ------------
     web-enabling the WEB services (described in Attachment E) and integrating such WEB services with the Pointshare services. If and to the extent Pointshare and WHS develop a web-enabled WEB service, the parties will a) negotiate in good faith a revenue sharing arrangement that reflects the relative contribution of the parties and b) Pointshare will work with WHS to develop a plan for Pointshare to install and support any new web-- enabled version of the WEB services for Pointshare subscribers. WHS shall pay a reasonable fee to Pointshare for installation and professional services provided by Pointshare in connection with the web-enabled version of WEB.

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                                 Attachment E
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Following is a description of the WEB services offered by WHS;

     (a)  Direct entry of fee-for-service claims into the state's Medicaid
          ----------------------------------------------------------------
          Management Information System (MMIS). Claims are keyed directly into
          ------------------------------------
          the system that DSHS uses to adjudicate, thus passing through the exact edits that must be satisfied in order for payment to be assured. Once through these edits, a claim is usually paid in 7-10 days.

     (b)  Direct entry of claims in the state's Labor and Industries (L&I)
          ----------------------------------------------------------------
          Medical Information Payment System (MIPS). Claims are keyed directly
          -----------------------------------------
          into the system that L&I uses to adjudicate, thus passing through the exact edits that must be satisfied in order for payment to be assured. Once through these edits, a claim is usually paid in 7-10 days.

     (c)  Claim status inquiries for L&I claims. Allows providers to track where
          -------------------------------------
          claims are in the L&I adjudication process.

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                                 Attachment F
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     Following is a list of government organizations located in the state of
Washington from which revenues will constitute "Government Receipts":

                              State of Washington
                              -------------------

Department of Services for the Blind
Department of Corrections
Office of the Economic and Revenue Forecast Council
Office of the Family and Children's Ombudsman
Office of Financial Management
Office of the Forecast Council Board of Registration for Funeral Directors and Embalmers
Board of Health
Department of Health
Health Care Authority
Health Care Facilities Authority
Department of Information Services
Office of the Insurance Commissioner
Department of Labor and Industries
Washington State Legislature
Medical Quality Assurance Commission
Military Department
Office of the Family and Children's Ombudsman
Washington State Board of Pharmacy
Department of Revenue
Department of Social and Health Services
Washington State Patrol
Department of Veterans Affairs

                               Local Government
                               ----------------

Local Public Health Departments such as:
     Seattle-King County Department of Public Health
     Kitsap County Health District
     Chelan-Douglas Health District
     Spokane Regional Health District
     Tacoma-Pierce County Health Department

                              Federal Government
                              ------------------


Department of Social and Health Services
Department of Health and Human Services

                                Other Entities
                                --------------

Healthcare standards setting organizations such as:
     Joint Commission on Accreditation of Healthcare Organizations

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Local healthcare advocacy organizations such as:

          Healthy Mothers Healthy Babies
          Community Health Access Program
          Northwest Aids Foundation
          Babies First Steps
          Aids Care Access Program
          Washington Health Foundation

Local chapters of national health advocacy and disease-specific organizations such as:

          American Diabetes Association
          American Heart Association
          American Red Cross
          American Cancer Society

Local and local chapters of national administrative healthcare professional societies such as:

          Healthcare Financial Management Association
          American College of Healthcare Executives
          Pacific Northwest Health Educators

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